UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report: June 1, 2009

SOLUTIA INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-13255 (Commission File Number)	43-1781797 (IRS Employer Identification No.)
575 Maryville Centre Drive, P.O. Box 66760 St. Louis, Missouri (Address of Principal Executive Offices)	63166-6760 (Zip Code)

(314) 674-1000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On June 1, 2009, Solutia Inc., a corporation formed under the laws of the State of Delaware (“Solutia”), completed the sale to an affiliate of SK Capital Partners II, L.P., a limited partnership formed under the laws of Delaware (“SK Capital”), of a majority interest in Ascend Performance Materials LLC (f/k/a NyCo LLC) (“Ascend”).  Prior to the consummation of the transaction, Ascend was a wholly-owned subsidiary of Solutia into which Solutia had contributed substantially all of the assets that constituted Solutia’s nylon business (the “Nylon Business”) and which assumed all of the liabilities of Solutia related to the Nylon Business (with limited exceptions).  The transaction was consummated pursuant to that certain Transaction Agreement, dated as of March 31, 2009 (the “Transaction Agreement”), by and among, Solutia, Ascend, SK Capital, and SK Titan Holdings LLC, a limited liability company formed under the laws of the State of Delaware and a direct, wholly-owned subsidiary of SK Capital and certain of its affiliates (“Buyer”).

As part of the transaction, following the contribution to Ascend of assets and assumption by Ascend of liabilities related to the Nylon Business noted above, Solutia contributed all of the equity interests of Ascend to Ascend Performance Materials Holdings Inc., a Delaware corporation (“Holdings”), in exchange for $50 million of cash, which amount was and is subject to adjustments, and 2% of the stock of Holdings.  Also as part of the sale transaction, Buyer contributed cash to Holdings in exchange for 98% of the stock of Holdings.  As part of the transaction, Solutia will also receive an additional $4 million of cash in four annual installments beginning on September 1, 2011.

The foregoing summary of the Transaction Agreement does not purport to be complete and is qualified in its entirety by the Transaction Agreement, which was attached as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission on April 1, 2009, and the description thereof in the current report, each of which is incorporated herein by reference.

A copy of the press release announcing the completion of the transaction is attached as Exhibit 99.1 hereto.

Financial statements accounting for the Nylon Business as a discontinued operation were included in Solutia’s Interim Report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission on May 7, 2009 and Solutia's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 19, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit Number	Description
99.1	Press Release of Solutia Inc., dated June 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLUTIA INC.

Date: June 3, 2009	By:	/s/ Paul J. Berra, III
Name: Paul J. Berra, III
Title: Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Solutia Inc., dated June 1, 2009.